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                                                                   EXHIBIT 23(c)



             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 22, 1995 on Oncogene Science, Inc. Research Products Business in this Amendment No. 1 to Registration Statement on Form S-1 and related Prospectus of CN Biosciences, Inc. for the registration of shares of its common stock.



                                          KPMG PEAT MARWICK LLP



Jericho, New York


August 22, 1996